105 STKP
112 STKP1
FIST1 STKP
FTIT STKP

                         SUPPLEMENT DATED APRIL 21, 1998
                             TO THE PROSPECTUSES OF

                         FRANKLIN'S AGE HIGH INCOME FUND
                              DATED OCTOBER 1, 1997
                            AS AMENDED MARCH 23, 1998

                    FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
                              DATED AUGUST 1, 1997
                            AS AMENDED APRIL 6, 1998

                       FRANKLIN INVESTORS SECURITIES TRUST
              (FIST1 - GLOBAL GOVERNMENT INCOME, SHORT-INTERMEDIATE
   U.S. GOVERNMENT SECURITIES, CONVERTIBLE SECURITIES AND EQUITY INCOME FUNDS)
                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                               DATED MARCH 1, 1998

The prospectus is amended to revise the following definition in the "Useful Terms and Definitions" section:

 CONTINGENCY  PERIOD - For Class I shares,  the 12 month  period  during which a
 Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class I begins on the first day of the month in which you buy shares. Regardless of when during the month you buy Class I shares, they will age one month on the last day of that month and each following month. The holding period for Class II begins on the day you buy your shares. For example, if you buy Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.